First Northwest Bancorp

Recent Developments

Things we set out to do, and did

- Hire Great People
- Optimize the Balance Sheet
- Grow Top Line Revenue
- Reduce Efficiency Ratio
- Improve Earnings per Share
- Enhance Commercial Bank
- Add Board Diversity
- Give Back to our Communities

Things we didn't set out to do, but did

- Build Diverse Investment Portfolio
- Grow Deposits by over 30%
- Participate in Government Lending Programs (PPP & Main Street Lending Program)
- Increase Mortgage Production by nearly 3x over 2019
- Increase Gain on Sale of Mortgage by nearly 5x over 2019

Strong, Consistent Historical Profitability

Net Income ($M)

CAGR[1]:
26.9%


$4.0
$4.9
$7.1
$9.0
$10.3
2016Y
2017Y
2018Y
2019Y
2020Y

ROAA (%)


0.41
0.43
0.58
0.72
0.27
0.56
0.99
0.97
2016Y
2017Y
2018Y
2019Y
2020Q1
2020Q2
2020Q3
2020Q4

2020Y:
0.72%

Efficiency Ratio (%)


83
81
77
74
84
76
65
71
2016Y
2017Y
2018Y
2019Y
2020Q1
2020Q2
2020Q3
2020Q4

2020Y:
73%

Net Interest Margin (%)


2.96
3.18
3.18
3.18
3.09
3.07
3.33
3.43
2016Y
2017Y
2018Y
2019Y
2020Q1
2020Q2
2020Q3
2020Q4

2020Y:
3.24%

1) CAGR calculated from 2016Y to 2020Y
Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Targeted Balance Sheet Growth

Total Assets ($M)


CAGR[1]:
13.1%
$1,010
$1,216
$1,259
$1,307
$1,654
$23
$1,631
2016Y
2017Y
2018Y
2019Y
2020Y

Total Loans and Leases ($M)


Actual (Ex. PPP)
PPP Loans
CAGR[1]:
16.6%
$627
$788
$873
$888
$1,160
$23
$1,136
2016Y
2017Y
2018Y
2019Y
2020Y

Total Deposits ($M)


CAGR[1]:
16.5%
Loan / Deposit (%)
$723
$885
$940
$1,002
$1,334
87
89
93
89
87
2016Y
2017Y
2018Y
2019Y
2020Y

Total Equity ($M)


$190
$177
$172
$177
$186
2016Y
2017Y
2018Y
2019Y
2020Y

1) CAGR calculated from 2016Y to 2020Y
Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

First Northwest Bancorp

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	First Northwest Bancorp (WA)	5	843	36.7
2	Sound Financial Bancorp Inc. (WA)	3	391	17.0
3	FS Bancorp Inc. (WA)	2	184	8.0
4	Umpqua Holdings Corp. (OR)	2	176	7.6
5	JPMorgan Chase & Co. (NY)	2	162	7.1
6	Wells Fargo & Co. (CA)	1	157	6.8
7	U.S. Bancorp (MN)	2	139	6.0
8	KeyCorp (OH)	2	104	4.5
9	Olympic Bancorp Inc. (WA)	2	89	3.9
10	Washington Federal Inc. (WA)	1	55	2.4
	Total For Institutions In Market	22	2,298	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,161	23.4
2	Bank of America Corporation (NC)	2	600	12.1
3	U.S. Bancorp (MN)	5	479	9.7
4	Washington Federal Inc. (WA)	7	456	9.2
5	Wells Fargo & Co. (CA)	2	400	8.1
6	JPMorgan Chase & Co. (NY)	4	395	8.0
7	Banner Corp. (WA)	5	379	7.6
8	KeyCorp (OH)	5	301	6.1
9	Pacific Financial Corp. (WA)	3	218	4.4
10	Heritage Financial Corp. (WA)	2	195	3.9
11	First Northwest Bancorp (WA)	2	86	1.7
	Total For Institutions In Market	51	4,959	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	First Northwest Bancorp (WA)	1	159	22.9
2	FS Bancorp Inc. (WA)	2	132	19.0
3	Olympic Bancorp Inc. (WA)	2	125	18.0
4	JPMorgan Chase & Co. (NY)	1	79	11.4
5	U.S. Bancorp (MN)	2	77	11.1
6	Wells Fargo & Co. (CA)	1	69	9.9
7	Sound Financial Bancorp Inc. (WA)	1	53	7.6
	Total For Institutions In Market	10	694	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	928	23.8
2	Olympic Bancorp Inc. (WA)	11	784	20.1
3	JPMorgan Chase & Co. (NY)	5	573	14.7
4	Wells Fargo & Co. (CA)	5	413	10.6
5	Columbia Banking System Inc. (WA)	6	321	8.2
6	KeyCorp (OH)	5	167	4.3
7	U.S. Bancorp (MN)	4	148	3.8
8	Liberty Northwest Bncp Inc (WA)	1	128	3.3
9	Mitsubishi UFJ Financial	1	102	2.6
10	First Northwest Bancorp (WA)	2	94	2.4
	Total For Institutions In Market	53	3,904	

Note: Deposit data as of June 30, 2020
Source: S&P Global Market Intelligence; FDIC

Returning Capital to Shareholders

Status of Share Repurchase Program

- On October 28, 2020, the Company announced that its Board of Directors had authorized the repurchase and retirement of up to an additional ~1 million shares of its common stock, or 10% of the outstanding shares at that time
- As of December 31, 2020, the Company repurchased 15,553 shares of common stock at an average price of $15.67 per share for a total cost of $244,000

Dividend History

- The Company has paid a consistent quarterly cash dividend since the fourth quarter of 2018
- Current quarterly cash dividend of $0.06 per share


$0.03
$0.13
$0.05
$0.05
$0.05
$0.06
2018Y
2019Y
2020Q1
2020Q2
2020Q3
2020Q4
2020Y:
$0.21

Source: Company documents; Financial data as of December 31, 2020

First Northwest Bancorp

Thank you

Contact
Matt Deines
President and CEO
matt.deines@ourfirstfed.com

First Fed